Summary Prospectus

May 1, 2019

Select Value Fund
Share Class	•	Ticker
Investor	•	HRSVX
Institutional	•	HNSVX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Statement of Additional Information, online at heartlandadvisors.com/Prospectuses.htm. You can also get this information at no cost by calling 1-800-432-7856, or by sending an email request to Social.admin@heartlandfunds.com. The Fund’s current Prospectus and Statement of Additional Information, both dated May 1, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.heartlandadvisors.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-432-7856 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.heartlandadvisors.com.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE SELECT VALUE FUND

This table describes the fees and expenses that you may pay if you buy and hold Investor or Institutional Class Shares of the Select Value Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None
Redemption Fee (as a percentage of the net asset value of any shares that are redeemed or exchanged within 10 days after they were purchased)	2%	2%
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Institutional Class Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25(1)	None
Other Expenses	0.20	0.23
Total Annual Fund Operating Expenses	1.20%	0.98%(2)

(1)	Investor Class Shares are subject to an annual distribution fee of up to 0.25% pursuant to a reimbursement plan adopted under Rule 12b-1. The maximum rate of the Rule 12b-1 fee may not be incurred in a given year.

(2)	Heartland Advisors, Inc. (“Heartland Advisors”) has voluntarily agreed to waive certain fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Fund, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. Heartland Advisors may modify or discontinue these waivers and/or reimbursements at any time without notice.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Select Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$122	$381	$659	$1,453
Institutional Class Shares	100	312	541	1,200

Portfolio Turnover

The Select Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies of the SELECT VALUE FUND

The Select Value Fund invests primarily in a concentrated number (generally 40 to 60) of common stocks of all sizes, selected on a value basis and whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. They normally have market capitalizations in excess of $500 million at the time of purchase. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisors’ perceptions of relative valuations, future prospects, and market conditions.

The Fund utilizes Heartland Advisors’ disciplined and time-tested 10 Principles of Value InvestingTM framework to identify securities with the potential for appreciation and a potential margin of safety to limit downside risk. The 10 Principles of Value Investing™ are: catalyst for recognition, low price in relation to earnings, low price in relation to cash flow, low price in relation to book value, financial soundness, positive earnings dynamics, sound business strategy, capable management and insider ownership, value of the company, and positive technical analysis.

Principal Risks of Investing in the Select Value Fund

The Select Value Fund is designed for investors who seek long-term capital appreciation from a diversified, actively managed portfolio of stocks of all sizes. It is constructed as a core value holding for investors who can accept the volatility and other investment risks of the broad-based equity markets, but want to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

The principal risk of investing in the Select Value Fund is that its share price and investment return will fluctuate, and you could lose money. Additional principal investment risks of the Fund include:

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-	Management Risk. The ability of the Fund to meet its investment objective is directly related to Heartland Advisors’ investment strategies for the Fund.

-	Sector Risk. Although Heartland Advisors selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with less weighting in that sector.

o	Financials Sector Risk. Companies in the financials sector are subject to risks relating to regulatory change, decreased liquidity in credit markets and unstable interest rates.

-	General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

-	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

-	Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

-	SMALLER COMPANY SECURITIES risk. Equity securities of the smaller companies in which the Fund may invest generally involve a higher degree of risk than investments in the broad-based equity markets. The security prices of smaller companies generally are more volatile than those of larger companies, they generally will have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions.

-	Limited Portfolio Risk As the Fund invests in a limited number of stocks, a change in the value of any single holding may have a more pronounced effect on the Fund’s net asset value (“NAV”) and performance than would be the case if it held more positions. This generally will increase the volatility of the Fund’s NAV and investment return.

An investment in the Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency. It is not designed to be a complete investment program, and while you may make money, you can also lose money. The Fund’s share price will fluctuate.

Past Performance

The following tables show historical performance of the Select Value Fund and provide some indication of the risks of investing in the Fund. Table I shows how the total returns before taxes for the Fund’s Investor Class Shares have varied from year to year for the past 10 years. Table II shows how the Fund’s average annual total returns compare to those of a securities market index. Performance information for the Institutional Class Shares prior to May 1, 2008 is based on the performance of the Investor Class. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at heartlandadvisors.com or by calling 1-800-432-7856.

TABLE I

Select Value Fund - Investor Class Shares - Year-by-Year Total Returns

Best Quarter:	Worst Quarter:
3rd Quarter of 2009…..21.79%	3rd Quarter of 2011…..-18.84%

TABLE II

Select Value Fund - Average Annual Total Returns [for the periods ended 12/31/18]

	One Year	Five Years	Ten Years	Lifetime (since 10-11- 1996)
INVESTOR CLASS SHARES:
Return Before Taxes	-4.76%	4.95%	11.47%	9.69%
Return After Taxes on Distributions	-8.21	1.96	9.38	8.32
Return After Taxes on Distributions and Sale of Fund Shares	-0.39	3.70	9.41	8.19
Institutional CLASS SHARES:
Return Before Taxes	-4.55	5.22	11.78	9.85
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	-8.58	5.77	11.12	8.15

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect

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the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, after-tax returns are shown only for Investor Class Shares, and after-tax returns for the Institutional Class Shares will vary. The differences in before-tax returns and after-tax returns on distributions and sale of Fund shares are due to adjustments incorporated into the after-tax returns for qualified taxable dividend income and qualifying foreign tax credits. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.

Investment Advisor

Heartland Advisors serves as the investment advisor to the Select Value Fund.

Portfolio Managers

The Select Value Fund is managed by a team of investment professionals, which consists of William (“Will”) R. Nasgovitz and Colin P. McWey.

Mr. Will Nasgovitz has served as a Portfolio Manager of the Select Value Fund since May 2006. Mr. Will Nasgovitz is the Chief Executive Officer and a Director of Heartland Advisors and Chief Executive Officer of Heartland Funds.

Mr. McWey has served as a Portfolio Manager of the Select Value Fund since February 2015. Mr. McWey is a Vice President of Heartland Advisors.

Purchase and sale of Fund shares

The Fund imposes minimum purchase requirements for initial investments in its shares. The table below shows the initial minimum purchase requirements that apply if you purchase Investor Class Shares directly from the Fund.

	Regular Account(1)	IRA Account	Coverdell Education Savings Account (“ESA”)
Select Value Fund	$1,000	$500	$500

(1)	Regular Accounts include joint accounts, individual accounts, custodial accounts, trust accounts, and corporate accounts. The minimum initial investment is waived when an account is established with an automatic investment plan.

The minimum purchase requirement for an initial investment in Institutional Class Shares, including for IRAs, is $500,000. This minimum may be waived for certain accounts.

Subsequent purchases of Investor Class and Institutional Class Shares, other than through reinvestment of distributions or an automatic investment plan, must be for a minimum of $100.

Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within a single Fund. The Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

You may redeem your shares in any of the following ways:

By Mail

Please mail your redemption instructions to Heartland Funds at the appropriate address below.

via U.S. Postal Service Heartland Funds PO Box 177 Denver, CO 80201-0177	via Express Courier Heartland Funds c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

By Telephone

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request your redemption (certain redemption requests for IRA or Coverdell ESA accounts must be in writing).

By Internet

You may redeem shares by accessing your account online at heartlandadvisors.com.

By Systematic Withdrawal

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request an Account Maintenance Form to add a systematic withdrawal plan to your account.

Tax information

The Fund intends to make distributions, which may be subject to federal, state, and local taxes as ordinary income or long-term capital gains, or a combination of the two.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Heartland Funds, Heartland Advisors, the Fund’s distributor, or any of their respective affiliates may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Distributed by ALPS Distributors, Inc.

789 North Water Street, Suite 500, Milwaukee, WI 53202

heartlandadvisors.com 1-800-432-7856

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